UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2010 (May 14, 2010)

SL GREEN REALTY CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

1-13199	13-3956775
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.              Completion of Acquisition or Disposition of Assets

On May 14, 2010, Green Hill Acquisition LLC (“GHA”), a wholly owned subsidiary of SL Green Realty Corp. (the “Company”), sold its 45% beneficial interest in Rock-Green Inc., the entity that held the property known as 1221 Avenue of the Americas located in Manhattan (the “Property”), pursuant to a definitive stock purchase agreement (the “Stock Purchase Agreement”).  GHA sold its interest to a wholly owned subsidiary of the Canada Pension Plan Investment Board, a Canadian Crown corporation (“CPPIB”), for total consideration of $576 million, of which approximately $94 million represents the payment for existing reserves and the assumption of the Company’s pro-rata share of in-place financing and which is subject to customary working capital adjustments to be determined (the “1221 Disposition”).

The foregoing description of the Stock Purchase Agreement is qualified in its entirety by reference to the information set forth in “Item 5. Other Information” in the Company’s Quarterly Report on Form 10-Q, previously filed with the Securities and Exchange Commission on May 10, 2010, and the Stock Purchase Agreement, a copy of which previously was filed as Exhibit 10.2 thereto.

Item 9.01.              Financial Statements and Exhibits

(b)           Pro forma financial information

The pro forma financial information related to the 1221 Disposition required as part of this item is being provided below as follows:

Unaudited Pro Forma Condensed Consolidated Financial Statements

Unaudited Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of March 31, 2010	4

Unaudited Pro Forma Condensed Consolidated Income Statement (Unaudited) for the three months ended March 31, 2010	5

Unaudited Pro Forma Condensed Consolidated Income Statement (Unaudited) for the year ended December 31, 2009	6

Notes to Pro Forma Financial Information	7

On May 17, 2010, Green Hill Acquisition LLC (“GHA”), a wholly owned subsidiary of SL Green Realty Corp. (“SL Green, we, or our”), sold its 45% beneficial interest in Rock-Green Inc., the entity which holds the property known as 1221 Avenue of the Americas, located in Manhattan (the “Property”) to a wholly owned subsidiary of the Canada Pension Plan Investment Board, a Canadian Crown corporation (“CPPIB”), for total consideration of approximately $576 million, of which approximately $94 million represents the payment for existing reserves and the assumption of our pro-rata share of in-place financing and which is subject to customary working capital adjustments to be determined.

The transactions which follow represent the expected use of the proceeds from the sale of our interest in Rock-Green Inc. No other transactions which occurred subsequent to March 31, 2010 have been included in these pro forma financial statements.

In May 2010, we entered into an agreement to acquire 125 Park Avenue, a 651,000 square foot Manhattan office tower overlooking New York City’s Grand Central Terminal, for $330 million.  In connection with the acquisition, we will assume $146.25 million of in-place financing.  The 5.748% interest-only loan matures in October 2014.  Subject to the satisfaction of certain conditions prior to the closing, the acquisition of the property at 125 Park Avenue is expected to close during the third quarter of 2010.

In April 2010, we entered into an agreement to acquire the 303,515 square foot property located at 600 Lexington Avenue, Manhattan, for $193.0 million.  In connection with the acquisition, we will assume $49.85 million of in-place financing. The 5.74% interest-only loan matures in March 2014.

In May 2010, we entered into a joint venture arrangement with CPPIB pursuant to which we have sold a 45% joint venture ownership stake at 600 Lexington Avenue to CPPIB.  Subject to the satisfaction of certain conditions prior to the closing, the acquisition of the property at 600 Lexington Avenue is expected to close during the month of May 2010.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with, and are qualified in their entirety by, the notes thereto.

The unaudited pro forma condensed consolidated financial statements also give effect to SL Green’s structured finance investments and early extinguishment of debt, but does not give effect to the results of operations of SL Green subsequent to March 31, 2010.

The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2010 has been prepared to reflect the effect of the acquisitions and disposition described above, as if such transactions had occurred on March 31, 2010. The accompanying unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2010 and the year ended December 31, 2009 have been prepared to reflect the effect of the acquisitions and disposition described above, as if such transactions had occurred on January 1, 2009.

In the opinion of management, the pro forma condensed consolidated financial information provides for all significant adjustments necessary to reflect the effects of the above transactions. The pro forma adjustments and the purchase price allocation, as presented, are based on estimates and certain information that is currently available to SL Green’s management.

The pro forma information is unaudited and is not necessarily indicative of the consolidated results that would have occurred if the transactions and adjustments reflected therein had been consummated in the period or on the date presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2010

(UNAUDITED)

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	SL GREEN REALTY CORP. HISTORICAL	ROCK-GREEN INC. HISTORICAL		600 LEXINGTON AVENUE ADJUSTMENTS	125 PARK AVENUE ADJUSTMENTS	SL GREEN PRO FORMA ADJUSTMENTS		SL GREEN REALTY CORP. PRO FORMA
				(C)	(D)
ASSETS :
Real estate assets, net	$7,596,931	$		$	$330,000	$		$7,926,931
Assets held for sale	992							992
Cash and cash equivalents	167,654	498,612	(A)	(78,733)	(183,750)	(239,923	)(E)	163,860
Restricted cash	170,318							170,318
Investment in marketable securities	78,048							78,048
Tenant and other receivables, net	22,980							22,980
Related party receivables	3,218							3,218
Deferred rents receivable, net	176,601							176,601
Structured finance investments	786,138					24,926	(E)	811,064
Investments in unconsolidated joint ventures	1,053,754	(365,752	)(B)	78,733				766,735
Deferred costs, net	151,856							151,856
Other assets	305,750							305,750
Total Assets	$10,514,240	$132,860		$—	$146,250	$(214,997)		$10,578,353

LIABILITIES AND EQUITY:
Mortgage notes payable	$2,723,146	$		$	$146,250	$		$2,869,396
Revolving credit facility	900,000					(100,000	)(E)	800,000
Senior unsecured notes	1,053,255					(113,894	)(E)	939,361
Accrued interest and other liabilities	23,002							23,002
Accounts payable and accrued expenses	137,278							137,278
Deferred revenue/ gain	344,772							344,772
Capitalized lease obligations	16,930							16,930
Deferred land lease payable	18,076							18,076
Dividend and distributions payable	14,248							14,248
Security deposits	39,903							39,903
Junior subordinate deferrable debentures held by trust	100,000							100,000
Total liabilities	5,370,610	—		—	146,250	(213,894)		5,302,966

Commitments and Contingencies	—
Noncontrolling interests in operating partnership	80,642	2,516						83,158

EQUITY
Series C preferred stock, $0.01 par value, $25.00 liquidation preference, 11,700 issued and outstanding at March 31, 2010	274,149							274,149
Series D preferred stock, $0.01 par value, $25.00 liquidation preference, 4,000 issued and outstanding at March 31, 2010	96,321							96,321
Common stock, $0.01 par value, 160,000 shares authorized, 81,284 issued and outstanding at March 31, 2010	813							813
Additional paid — in capital	3,542,197							3,542,197
Treasury stock (3,360 shares at March 31, 2010)	(302,705)							(302,705)
Accumulated other comprehensive income	(21,902)							(21,902)
Retained earnings	949,083	130,344	(B)			(1,103)		1,078,324
Total SL Green Realty Corp. stockholders’ equity	4,537,956	130,344		—	—	(1,103)		4,667,197
Noncontrolling interests in other partnerships	525,032							525,032
Total equity	5,062,988	130,344		—	—	(1,103)		5,192,229
Total liabilities and equity	$10,514,240	$132,860		$—	$146,250	$(214,997)		$10,578,353

The accompanying notes are an integral part of these pro forma financial statements.

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2010

(UNAUDITED)

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	SL GREEN REALTY CORP.	ROCK-GREEN INC.	600 LEXINGTON AVENUE		125 PARK AVENUE	SL GREEN PRO FORMA		SL GREEN REALTY CORP.
	HISTORICAL	HISTORICAL	ADJUSTMENTS		ADJUSTMENTS	ADJUSTMENTS		PRO FORMA
		(F)			(H)
REVENUES:
Rental revenue, net	$198,586	$			$8,541	$		$207,127
Escalation and reimbursement revenues	31,468							31,468
Preferred equity and investment income	20,379					1,671	(I)	22,050
Other income	8,200							8,200

Total revenues	258,633	—	—		8,541	1,671		268,845

EXPENSES:
Operating expenses	58,766				2,182			60,948
Real estate taxes	38,387				1,433			39,820
Ground rent	7,821							7,821
Interest expense, net of interest income	57,479				2,131	(2,167	)(J)	57,443
Amortization of deferred financing costs	2,516				8			2,524
Depreciation and amortization	57,052	(26)			1,547			58,573
Loan loss reserves	6,000							6,000
Marketing, general and administrative	19,456							19,456

Total expenses	247,477	(26)	—		7,301	(2,167)		252,585

Income (loss) from continuing operations before equity in net income of unconsolidated joint ventures and noncontrolling interests	11,156	26			1,240	3,838		16,260
Equity in net income of unconsolidated joint ventures	15,376	(7,484)	364	(G)				8,256
Equity in net gain on sale of interest in unconsolidated joint venture	—							—
Loss on equity in marketable securities	(285)							(285)
Loss on early extinguishment of debt	(113)							(113)
Income from continuing operations	26,134	(7,458)	364		1,240	3,838		24,118

BASIC EARNINGS PER SHARE:
Net income from continuing operations	$0.33							$0.30

DILUTED EARNINGS PER SHARE:
Net income from continuing operations	$0.33							$0.30
Dividends per common share	$0.10							$0.10

Basic weighted average common shares outstanding	77,823							77,823

Diluted weighted average common shares and common share equivalents outstanding	79,760							79,760

The accompanying notes are an integral part of these pro forma financial statements.

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2009

(UNAUDITED)

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	SL GREEN REALTY CORP.	ROCK-GREEN INC.	600 LEXINGTON AVENUE		125 PARK AVENUE	SL GREEN PRO FORMA		SL GREEN REALTY CORP.
	HISTORICAL	HISTORICAL	ADJUSTMENTS		ADJUSTMENTS	ADJUSTMENTS		PRO FORMA
		(F)			(H)
REVENUES:
Rental revenue	$773,216	$			$34,165	$		$807,381
Escalation and reimbursement revenues	124,455							124,455
Preferred equity and investment income	65,609					21,118	(I)	86,727
Other income	47,379							47,379
Total revenues	1,010,659				34,165	21,118		1,065,942

EXPENSES:
Operating expenses	217,559	(2)			8,728			226,285
Real estate taxes	141,723				5,730			147,453
Ground rent	31,826							31,826
Interest expense, net of interest income	236,300				8,523	(9,489	)(J)	235,334
Amortization of deferred financing costs	7,947				30			7,977
Depreciation and amortization	226,545	(105)			6,188			232,628
Loan loss and other investment reserves	150,510							150,510
Marketing, general and administrative	73,992							73,992
Total expenses	1,086,402	(107)			29,199	(9,489)		1,106,005

Income (loss) from continuing operations before equity in net income from unconsolidated joint ventures, gain on sale, minority interest and discontinued operations	(75,743)	107			4,966	30,607		(40,063)
Equity in net income of unconsolidated joint ventures	62,878	(31,698)	1,454	(G)				32,634
Equity in net gain on sale of interest in unconsolidated joint venture	6,691							6,691
Loss on equity in marketable securities	(396)							(396)
Gain on early extinguishment of debt	86,006							86,006
Income from continuing operations	79,436	(31,591)	1,454		4,966	30,607		84,872

BASIC EARNINGS PER SHARE:
Net income from continuing operations	$1.10							$1.18

DILUTED EARNINGS PER SHARE
Net income from continuing operations	$1.10							$1.18

Basic weighted average common shares outstanding	69,735							69,735

Diluted weighted average common shares and common share equivalents outstanding	72,044							72,044

The accompanying notes are an integral part of these pro forma financial statements.

SL Green Realty Corp.

Notes To Unaudited Pro Forma

Condensed Consolidated Financial Statements

(Amounts in thousands)

(A)                              Represents the estimated net proceeds, subject to post-closing adjustments, we received upon the sale of our investment in Rock-Green Inc., the entity that holds the property located at 1221 Avenue of the Americas.

(B)                                Represents our investment in Rock-Green Inc. ($365,752) and the estimated gain ($130,344) we expect to realize upon the sale of our investment.

(C)                                Represents the amount of cash required to fund our share of the investment in the joint venture that will be acquiring the property located at 600 Lexington Avenue, Manhattan.

(D)                               Represents the purchase price ($330,000) and funds required to consummate our investment in 125 Park Avenue. As we do not yet have the necessary information, we have not performed a purchase price allocation. As such, the actual purchase price allocation may differ upon realization of any accrued costs and final fair value determination of certain intangible assets and liabilities. Real estate includes intangible assets for the value attributable to above- and below-market leases, and in-place leases. In connection with the acquisition, we will be assuming $146,250 of in-place financing. The 5.748% interest-only loan matures in October 2014. We have not yet performed a fair value analysis of this financing.

(E)                                 Represents funds invested in new structured finance investments ($24,926), the paydown on the Company’s 2007 unsecured revolving credit facility ($100,000) and the repayment of indebtedness in connection with our tender offer ($113,894), all of which occurred subsequent to March 31, 2010.

(F)                                 Represents the historical results of operations from our 45% equity interest in the entity which owned the property located at 1221 Avenue of the Americas, Manhattan.

(G)                                Represents our pro forma share of equity in the net earnings of the joint venture which will acquire the property located at 600 Lexington Avenue, Manhattan. As we do not yet have the necessary information, we have not performed a purchase price allocation. As such, the actual purchase price allocation may differ upon realization of any accrued costs and final fair value determination of certain intangible assets and liabilities. Real estate includes intangible assets for the value attributable to above- and below-market leases, and in-place leases. In connection with the acquisition, we will be assuming $49,850 of in-place financing. The 5.74% interest-only loan matures in March 2014. We have not yet performed a fair value analysis of this financing.

(H)                               Represents our pro forma results of operations for our investment in 125 Park Avenue without giving effect to the purchase price allocation. For purposes of the pro forma income statement the additions to real estate have been depreciated over 40 years.

(I)                                    Represents the pro forma adjustment to reflect a full quarter of investment income on structured finance investments that closed between January 1, 2010 and May 14, 2010.

(J)                                   Represents the reduction in interest expense as a result of the early extinguishment of debt, primarily resulting from the tender offer completed in April 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

/s/ Gregory F. Hughes
Gregory F. Hughes
Chief Financial Officer

Date: May 18, 2010